Exhibit 2B.3

PEDRO RICARDO REVECO HORMAZABAL	[seal and signature]
NOTARY PUBLIC

[initials] NOTARY RECORD BOOK NO. 3,807
VVB/lrr
721 Bonosubo K

ISSUE OF SERIES “K” BEARER BONDS
BANCO SANTANDER-CHILE
and
BANCO DE CHILE

[seal] NESTOR RIQUELME CONTRERAS
ALTERNATE NOTARY for
SANTIAGO NINETEENTH NOTARY OFFICE
CHILE

IN SANTIAGO DE CHILE, on March sixteenth, two thousand one, before me, NESTOR RIQUELME CONTRERAS, Chilean citizen, married, Attorney, National Identity Card and single tax roll number four million four hundred eighty-five thousand nine hundred thirty-two dash seven, Alternate Notary for the Holder of the Nineteenth Notary Office in Santiago, Mr. PEDRO RICARDO REVECO HORMAZABAL, with Offices at number three hundred forty-one, Office three hundred fifty-two, Calle Bandera, according to Decree number one hundred twenty-four – two thousand one, issued by the Most Illustrious Santiago Court of appeals, dated March thirteenth, two thousand one, entered in the Notary Record Book at this same Office as number one thousand eight; APPEAR: Mr. OSCAR VON CHRISMAR CARVAJAL, Chilean citizen, married, commercial engineer, National Identity Card number six million nine hundred twenty-six thousand five hundred eleven dash one, in his capacity as the General Manager and representing, as proven, Banco SANTANDER-CHILE, a banking stock corporation, Single Tax Roll number ninety-six million fifteen thousand dash five, all domiciled at number one hundred forty Calle Bander, Santiago; Mr. JOSÉ IZQUIERDO WALKER, Chilean citizen, married, engineer, National Identity

Card number five million five hundred forty-three thousand, five hundred dash six and Mr. FELIPE FIGUEROA CANDIA, Chilean citizen, single, commercial engineer, National Identity Card number nine million, nine hundred six thousand sixty dash three, and Mr. [sic], both representing Banco DE CHILE, a banking stock corporation, both domiciled at number two hundred fifty-one, Calle Ahumada, Santiago, present in its capacity as the Bond Holders’ Representative, the persons appearing being of legal age, and proving their identity by the above-mentioned identity cards, and state: That pursuant to Law Number eighteen thousand forty-five and its later amendments on the Securities Market, and Article sixty-nine, number two, of the General Banking Law contained in Decree with Force of Law number three, of November twenty-six, nineteen ninety-seven, published in Official Diary number thirty-five thousand nine hundred forty-four, of December nineteenth, nineteen ninety-seven and corrections published in Official Diary number thirty-five thousand nine hundred fifty-six, of January fifth, nineteen ninety-eight, have agreed to sign an Agreement for the Issue of Book Entry Bearer Bonds, to be issued by BANCO SANTANDER-CHILE, hereinafter the “Issuer;” BANCO DE CHILE acting as the “Bond Holders’ Representative,” all pursuant to the stipulations given below: ONE: Issuer’s Recitals: a) Name : BANCO SANTANDER-CHILE. b) Legal Domicile: BANCO SANTANDER-CHILE has its legal domicile in the City and Commune of Santiago, at number one hundred forty Calle Bandera, which is its Head Office, without prejudice to the special domiciles of the branch offices which exist in the country or which may exist in Chile or foreign countries. c) Single Tax Roll : number ninety-seven million fifteen thousand dash five. d) Securities Registry Entry: BANCO SANTANDER-CHILE is entered in the

PEDRO RICARDO REVECO HORMAZABAL	[seal and signature]
NOTARY PUBLIC

Securities Registry of the Banking and Financial Institution Superintendent’s Office as its operating permit is valid. e) Legal Recitals: The Bank was incorporated with the name or business name of BANCO OSORNO Y LA UNION, by public documents dated July seventeenth, nineteen hundred eight, issued before Osorio Notary Reinaldo Ide and on August sixth, nineteen hundred eight, before Santiago Notary Santiago Larrazával, fixing its domicile in the city of Osorno. Its lifetime is indefinite. Its existence was authorized by Supreme Decree number two thousand nineteen hundred eight, of August twenty-ninth, nineteen hundred eight, by the Ministry of Taxation, which was entered on page fifty-eight, back, number thirty-eight, in the Business Registry for the year nineteen hundred eight, of the Property Registrar of Osorno. The company’s by-laws have undergone various amendments, the most recent being: I. Those approved at the Extraordinary General Shareholders’ Meeting held on June tenth, nineteen ninety-six, the minutes of which were registered as a public document on June twelfth, nineteen ninety-six, at the Santiago Notary Office of Kamel Saquel Zaror, approval of which was passed by Resolution number sixty-three by the Banking and Financial Institution Superintendent’s Office, dated June twenty-sixth, nineteen ninety-six, and entered in the Business Registry of the Property Registrar of Santiago on page fifteen thousand seven hundred eighty-six, number twelve thousand two hundred fifty-three, for the year nineteen ninety-six and published in the Official Diary dated July first, nineteen ninety-six. At this meeting the shareholders approved: i) The merger of Banco OSORNO Y LA UNION with Banco SANTANDER-CHILE, by the incorporation of the latter into the former, which took over the assets and liabilities of the latter, succeeding it in all rights and obligations on the date on which the Banking and Financial

[seal] NESTOR RIQUELME CONTRERAS
ALTERNATE NOTARY for
SANTIAGO NINETEENTH NOTARY OFFICE
CHILE

Superintendent’s Office approved the merger and it was legalized; i.i) Changing the name of Banco OSORNO Y LA UNION into Banco SANTANDER-CHILE; i.i.i.) Increasing the share capital of Banco OSORNO Y LA UNION from one hundred eight billion two hundred eighty-six million seven hundred eight thousand seven hundred thirty-five pesos to the amount of two hundred two billion, one hundred twenty-five million five hundred seven thousand two hundred seventy-three pesos, divided into twenty-five thousand one hundred eighty-eight million seven hundred thirty-thousand seventy ordinary shares, no face value, the above-mentioned share increase being paid for by ninety-three billion, eight hundred thirty-eight million seven hundred ninety-eight thousand seven hundred thirty-eight pesos, which corresponds to the company assets of Banco SANTANDER-CHILE, which is incorporated by the above-mentioned merger. Twelve billion five hundred ninety-four million three hundred fifteen thousand, thirty-five ordinary Series A shares, no face value, were issued, to be swapped for those held by the shareholders of Banco SANTANDER-CHILE which was absorbed. II. Those approved at the Extraordinary General Shareholders’ Meeting, held on March thirty-first, nineteen ninety-seven, the minutes of which were registered as a public document on April fourth, nineteen ninety-seven, at the Santiago Notary Office of Raúl Iván Perry Pefaur, approval of which was passed by Resolution number fifty-two, of May twelfth, nineteen ninety-seven, by the Banking and Financial Institutions Superintendent’s Office, which is entered in an extract on page eleven thousand four hundred twenty-four number nine thousand fifty-one, in the Santiago Business Registry, for the year nineteen ninety-seven and published in the Official Diary dated May twentieth, nineteen ninety-seven, by which amendments to the by-laws in relation to the institution’s internal order were approved. f) Business Purpose: The Bank’s business purpose is to carry out all operations, deals, acts and contracts which the laws, and particularly the General Banking Law, authorizes a bank to carry out or perform. g) Term: The Lifetime of Banco

PEDRO RICARDO REVECO HORMAZABAL	[seal and signature]
NOTARY PUBLIC

SANTANDER-CHILE is indefinite. h) Paid Up Capital and Reserves: The company’s share capital, according to its Financial Statements presented on December thirty-first, two thousand, come to the amount of four hundred sixty-three billion, three hundred seventy-one million, thirty-three thousand, five hundred seventy-four pesos, divided into twenty-five billion, one hundred eighty-eight million six hundred thirty-thousand seventy ordinary shares, no face value, which will be understood as amended as of right pursuant to legal regulations once the Ordinary General Shareholders’ Meeting has approved the Balance Sheet for the fiscal year. i) Current Bond Issues: BANCO SANTANDER CHILE, formerly BANCO OSORNO Y LA UNION, currently owes from previous bond issues, which are still in circulation, the following principal balances: a) four billion eight hundred thirty-six million one hundred sixteen thousand nine hundred forty-three pesos, the balance of the subordinated series C bond issue, which was approved by a public document dated March thirtieth, nineteen ninety-two, issued at the Santiago notary office of José Musalem Saffie. b) thirty-two billion six hundred forty-one million three hundred sixty-one thousand one hundred thirty-one pesos, the balance of the subordinated Series E bond issue, which was approved by a public document dated November twenty-sixth, nineteen ninety-six, issued at the Santiago notary office of Eduardo Pinto Peralta; c) seventeen billion four hundred sixty-one million four hundred sixty thousand three hundred thirty-seven pesos, the balance of the “Series F One” bearer bond issue; twenty-one billion two hundred fifty-five million one hundred four thousand two hundred twenty-two pesos, the balance of the “Series F Two” bearer bond issue; twenty-nine billion, nine hundred thirty-four million five hundred sixty-one thousand six hundred eighty pesos, the balance of the “Series F Three,” bearer bond issue, and thirty-nine billion four hundred five million ninety-eight thousand seven hundred forty-eight pesos, the balance of the “Series F Four” bearer bond issue, all of which were

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approved by a public document dated November twenty-sixth, nineteen ninety-six, issued by Santiago Public Notary Eduardo Pinto Peralta; d) fourteen billion eight hundred thirty-six million one hundred thirty-eight thousand three hundred eighty-two pesos, the balance of the “Series G One” bearer bond issue, which was approved by a public document dated October fourteenth, nineteen ninety-eight, issued by this authorizing notary. f) twenty-eight billion three hundred thirty-eight million four hundred twenty thousand thirty pesos, the balance of the “Series H One” bearer bond issue, which was approved by a public document dated June first, nineteen ninety-nine, issued by this authorizing notary. g) thirteen billion nine hundred twenty-five million five hundred ninety thousand four hundred eighty pesos, the balance of the “Series H Two” bearer bond issue, which was also approved by another public document dated June first, nineteen ninety-nine, issued by this authorizing notary. h) We certify that by a public document dated December first, nineteen ninety-nine, issued by Santiago notary public Eduardo Pinto Peralta, the “Series J” bearer bond issue was approved, for a face amount of two million Development Units, which issue was entered in the Securities Registry of the Banking and Financial Institution Superintendent’s Office as number sixteen/ninety-nine, dated December sixteenth, nineteen ninety-nine, which securities were redeemed in full in advance by the Issuer on February first two thousand one. TWO: Legal Recitals: a)

PEDRO RICARDO REVECO HORMAZABAL	[seal and signature]
NOTARY PUBLIC

Legal Incorporation: Banco de Chile is a banking corporation with legal status and its own assets established by the merger of the National Banks of Chile, Valparaíso and Agrícola, according to a public document dated October twenty-eighth, eighteen ninety-three issued at the Santiago Notary Office of Eduardo Reyes Lavalle and authorized by Supreme Decree on November twenty-eighth, eighteen ninety-three, entered on page one hundred twenty-five, number one hundred fifty of the Business Registry of the Santiago Property Registrar for the year eighteen ninety-three. Banco de Chile, legal successor of the former, in accordance with the stipulations in Article twenty-five of Law nineteen thousand three hundred ninety-six, was created by a public document dated July nineteenth, nineteen ninety-six issued at the Santiago Notary Office of René Benevente Cash and authorized by Resolution Number one hundred thirty-two dated September seventeenth nineteen ninety-six, corrected by a Resolution dated September twentieth, nineteen ninety-six, both issued by the Banking and Financial Institution Superintendent’s Office, entered on page twenty-three thousand eight hundred fifty-nine Number eighteen thousand six hundred thirty-eight in the Business Registry for the year nineteen ninety-six of the Santiago Property Registrar, published in the Official Diary on September twenty-sixth, nineteen ninety-six. b) Legal Domicile: The legal domicile of Banco de Chile is the City of Santiago, commune of the same name, and the address of the Head Office is two hundred fifty-one, Calle Ahumada. c) Single Tax Roll: The single tax roll of Banco de Chile is number ninety-seven million four thousand dash five. d) Term: Banco de Chile is a stock corporation with an indefinite lifetime. Five. Business Purpose: The business purpose of Banco de Chile is to carry out all business which the General Banking Law allows banking corporations to carry out. e) Most Recent Financial Statement: The most recent financial

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statement presented to the Banking and Financial Institutions Superintendent’s Office is for December thirty-first, two thousand, and the cash assets on that date come to three hundred seventy-seven billion two hundred nine million sixty-seven thousand five hundred twenty-three pesos. f) Compensation to the Bond Holders’ Representative: BANCO DE CHILE will receive an annual cash payment in its capacity as the Bond Holders’ Representative of the Chilean peso equivalent of one hundred fifty Development Units plus VAT, to be paid once the first placement of the bonds in this issue has taken place. Thereafter, this amount will be payable at the start of each calendar year, in advance, while it acts as the Bond Holders’ Representative. In addition, the Bond Holders’ Representative will receive a cash payment equivalent to fifty Development Units plus VAT to be paid if called to a Bond Holders’ Meeting pursuant to this agreement, evidenced by the publication of the corresponding notice. If the Bond Holders’ Representative is replaced for any reason, BANCO DE CHILE will be entitled to receive the proportional amount of the annual stipulated payment for the number months it has held the position. All costs incurred by the Bond Holders’ Representative in the exercise of its duties, whether for publications, registrations, communications, holding Bond Holders’ Meetings, public document fees and all others resulting from the obligations due to its position in accordance with the law, will be paid solely by the Issuer. g) Procedures for Removal, Appointment of a Replacement and Powers of the Representative: The procedure for removing and appointing the Representative and its powers are indicated in clause sixteen of this document. THREE : Amount, Features and Terms of the Issue. a) Bond Issue: BANCO SANTANDER-CHILE will execute a book entry issue of bearer Bonds, in the

PEDRO RICARDO REVECO HORMAZABAL	[seal and signature]
NOTARY PUBLIC

amount of SIX MILLION Development Units, in three series called: ONE) “Series K One” described as follows: for a total amount of TWO MILLION Development Units, a term of eight years, divided into ONE HUNDRED FIFTY Bonds each with a face value of TEN THOUSAND Development Units, and ONE HUNDRED Bonds each with a face value of FIVE THOUSAND Development Units. TWO) “Series K Two,” described as follows: for a total amount of TWO MILLION Development Units, a term of twelve years, divided into ONE HUNDRED FIFTY bonds each with a face value of TEN THOUSAND Development Units, and ONE HUNDRED bonds each with a face value of FIVE THOUSAND Development Units. and THREE) “Series K Three,” described as follows: for a total amount of TWO MILLION Development Units, a term of twenty-two years, divided into ONE HUNDRED FIFTY Bonds each with a face value of TEN THOUSAND Development Units, and ONE HUNDRED Bonds each with a face value of FIVE THOUSAND Development Units. b) Placement Period. The Issuer will have a period of FORTY-EIGHT months, starting from the date on which the bond issue in question is registered with the Banking and Financial Institution Superintendent’s Office. After this period is up, the Issuer must cancel the securities which have not been placed. c) The bonds in this issue are book entry bearer bonds, with no special guarantee, pursuant to Article sixty-nine, paragraph two, of the General Banking Law, the amended version of which was fixed by Decree with Force of Law number three, of November twenty-sixth, nineteen ninety-seven, published in the Official Diary on December nineteenth, nineteen ninety-seven, and corrections published in Official Diary number thirty-five thousand nine hundred fifty-six, of January fifth, nineteen ninety-eight. d) Numbering. The numbering of the securities will be correlative within each series, starting with number zero zero one, with each security representing one bond. e) Coupons. Each bond

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in the “Series K One” will have SIXTEEN coupons attached to it. Each of the “Series K Two” bonds will have TWENTY-FOUR coupons attached to it. Each of the bonds in the “Series K Three” will have FORTY-FOUR coupons attached to it. All coupons in these series will contain an indication of the amount of interest, amortization, maturity date and the bond series and number. The interest and amortization will be paid after the security itself is displayed and in exchange for the corresponding coupon, which must be presented attached to the security. The payment of the last coupon will take place in exchange for the latter and the respective certificate. f) Readjustability. The bonds will be issued in Development Units and the payment of each coupon will take place in accordance with the value of the Development Unit on the maturity date in question. For this purpose, it will be at the value of the Development Unit fixed by BANCO Central de Chile pursuant to the powers vested in it by paragraph nine of Article thirty-five of Law number eighteen thousand eight hundred forty, the Organic Constitutional Law on Banco Central de Chile, as published in the Official Diary by this government body, as set forth in Chapter II.B.Three “Readjustability Systems Authorized by Banco Central,” in the Compendium of Financial Regulations or any regulations replacing them in the future. If a competent authority assigns the task of fixing the value of the Development Unit to another Body, it will be understood that the value fixed by that new Body will apply to determine the equivalent amount of each payment in Chilean pesos. If for any reason the Development Unit no longer exists, or the calculation procedure is changed, the variation in the Consumer Price Index for the respective period will be used, with one month’s delay. The index in question will be that calculated by the National Statistics Institute or any Body replacing or succeeding it. All the foregoing will be used to determine the corresponding adjustments in principal and interest. g) The

PEDRO RICARDO REVECO HORMAZABAL	[seal and signature]
NOTARY PUBLIC

Bonds will contain a notation that only Holders who are shown with a position of a book entry debt in relation to the bond on the closing date and reported to the Issuer by the respective depositary and custodian company will be entitled to attend the Bond Holders’ Meeting, pursuant to Article twelve of Law eighteen thousand eight hundred seventy-six, and which in turn accompany the Certificate referred to in Article thirty-two of the Regulations of the Law in question. FOUR: Interest. The “Series K One,” “Series K Two,” and “Series K Three,” bonds issued will earn interest at FIVE percent annually due and payable, based on a year of three hundred sixty days, calculated on the readjusted principal in accordance with the variation in the Development Unit, starting on the issue date of the bonds until amortization. The interest will be earned from March first, two thousand one, for the Series issued and will be paid on the dates indicated in Clause Seven. FIVE: Amortization. The amortization of the bonds in “Series One,” “Series K Two,” “Series K Three” issued, will be starting on September first two thousand one and will be paid on the date~~s~~ indicated in Clause Seven. The readjustment will take effect starting on March first two thousand one. The coupons corresponding to amortization~~s~~ and/or interest not collected on the corresponding dates will not qualify for interest or readjustment. SIX: Place of payment. The amortization and interest payments will take place at the Head Offices of BANCO SANTANDER-CHILE, located at one hundred forty Calle Bandera, Commune of Santiago, during mandatory customer service hours. Any change in the place of payment of the interest and principal will be communicated by certified letter from the Issuer to the Bond Holders’ Representative at least thirty days in advance of the next payment date. With the same advance notice, at least two notices will be published announcing this fact in the “Estrategia” newspaper or in a national circulation newspaper on different days. At all events, the payment will take place in the city of Santiago.

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SEVEN: Payment Schedule. The payment dates and amounts of interest and amortization [illegible handwriting] will be as indicated in the respective Payment Schedules for “Series K One,” “Series K Two”, and “Series K Three” for the bonds issued pursuant to this document, which will be added to the end of my records as notary record number three thousand eight hundred seven, dated March sixteenth, two thousand one. EIGHT: Early Redemption. The bonds in “Series K One,” “Series K Two” and “Series K Three” [illegible handwriting] to be issued will allow for the possibility of early redemption in whole or in part. For this purpose, starting on the date of placement, the Issuer may redeem the bonds in these series early for the amount of their face value, expressed in Development Units, on any of the fixed “Payment Dates for Interest and Amortizations,” including the one on September first two thousand one. The bonds will be redeemed at a value equivalent to the value of the unpaid principal, plus accrued interest, calculated up to the day on which the early payment takes place, which will be verified by a random drawing in the manner described below. For this purpose, the Issuer will publish a notice in the Santiago “Estrategia” newspaper, or another national circulation newspaper, as selected by the Issuer, and will inform the Bond Holders’ Representative through a Court Clerk, at least fifteen banking business days prior to the date on which the random drawing will take place, indicating the amount of the early redemption in Development Units. It must also indicate the Notary in whose presence the random drawing will take place and the day, time and place fixed for this purpose. The random drawing process may be attended by the Issuer, the Provisional Bond Holders’ Representative or the Final One if appointed, and any bond holders who wish. The early redemption process will not be invalidated if none of the persons indicated above attends the random drawing. To determine the securities to be redeemed early, a random drawing will take place in the presence of a Notary Public

PEDRO RICARDO REVECO HORMAZABAL	[seal and signature]
NOTARY PUBLIC

and a record of the proceedings must be drawn up by the Notary in question, giving the number and series of the bonds drawn. The record will be entered in the record book of public documents kept by the same Notary in whose presence the random drawing took place. The random drawing must be verified at least thirty days prior to the Payment Date for Interest and Amortization on which the early redemption will take place. Within five banking business days following the random drawing, a list of the bonds to be redeemed early, as determined by the random drawing, will be published one time only in the Santiago “Estrategia” newspaper, or in any other national circulation newspaper, as selected by the Issuer. If the early redemption involves all the bonds in circulation, a notice will be published one time only in the Santiago “Estrategia” newspaper, or in another national circulation newspaper, as selected by the issuer, indicating this fact. This notice must be published at least thirty calendar days prior to the upcoming payment date. If the Payment Date for Interest and Amortization on which an early redemption is to take place is not a banking business day, the early redemption will take place on the next banking business day. The interest on the bonds drawn will accrue only up to the date on which the early payment takes place. NINE: Regulations to Protect the Bond Holders’ Interests. There are no regulations to protect the Bond Holders’ Interests referring to limits applying to the Issuer with the goal of protecting the Bond Holders. TEN: Information to the Bond Holders. The Bank will not give notice of the payment of interest and amortization to the bond holders, because the corresponding dates are properly specified in the payment coupons which are an integral part of the said securities. The information which the law and regulations require the issuing company to provide to the Banking and Financial Institutions Superintendent will be considered sufficient for the Bond Holders’ Representative and the bond holders themselves

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to be considered informed, while this issue is in effect, of the operations, management actions and financial statements of the issuing company. These reports and recitals will be those which the issuing company must provide to the Banking and Financial Institutions Superintendent pursuant to the General Banking Law, the Securities Market Law and the Stock Corporation Law and all other relevant standards and regulations, of which it must also send a copy to the Bond Holders’ Representative. The Bond Holders’ Representative will be held to have fulfilled its obligation to inform the Bond Holders if it keeps these recitals available to them at its Head Office. Likewise, it will be taken that the Representative has fulfilled its obligation to verify compliance by the issuing company with the terms, clauses and obligations in this issue agreement, by the information which the latter provides in accordance with the indications in this same clause. ELEVEN: Use of Funds. The funds attracted based on the issue will be used to finance assets or cover the Bank’s obligations. TWELVE: Form or Transferability of the Securities: The securities will be book entry bearer securities, and must therefore remain at a securities depositary and custodian company, created and operating in accordance with the provisions of Law number eighteen thousand eight hundred seventy-six, published in the Official Diary on December twenty-first, nineteen eighty-nine, amended by Law number nineteen thousand seven hundred five, published in the Official Diary on December twentieth, two thousand. During the time the bonds are in the custody of the depositary and custodian company in question, they will not be printed or exist in any physical or material way. Their transfer will take place according to the procedures set forth in the Internal Regulations of the depositary and custodian company in question, which for the purposes of this agreement will be the “Depósito Central de Valores S.A., Depósito de Valores,”

with which the Issuer on this same date is signing a “Registration Agreement for Issues of Book Entry Securities at Fixed Return and Financial Intermediation” without prejudice to the provisions in the General Regulation number one hundred five, dated January sixteenth, two thousand one, by the Securities and Insurance Superintendent’s Office. This procedure basically consists of removing the position in the account of the seller and adding the position in the account of the purchaser, based on electronic communication, from both buyer and seller, sent to the Depositary and Custodian Company. If, pursuant to the provisions of Article eleven of Law eighteen thousand eight hundred seventy-six, one or more Debt Securities have to be withdrawn from the Depositary and Custodian Company, the Issuer will issue a physical copy of the Securities in question. In this case, the bearer of the securities will be the owner and the transfer will take place via a physical transfer of the Securities. As a result of the foregoing and for the physical issue of one or more physical securities, the following procedure must be followed: The Depositary and Custodian Company will inform the Issuer of the requirement that one or more securities must be physically created, within the next twenty-four hours from the time that the depositary and custodian company receives the withdrawal order given by the holder and depositor in question; as soon as the Issuer receives this communication from the depositary and custodian company, the former will ask for quotation from two printing companies with experience in printing debt securities or bonds, the selection of which is entirely up to the Issuer, to print the one or more securities, and will give the order to the printing company giving the lowest quotation to physically create the one or more securities, which it must give to the depositary and custodian company within fifteen business days from the day after the receipt by the Issuer of the last quotation. THIRTEEN: Delivery of the Securities. As this is a book entry issue

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of debt securities, there will be no physical delivery. Therefore, delivery to the first holder or subscriber of one or more of the said securities, the registration carried out by the depositary and custodian company according to written electronic instruction or, instruction by magnetic means from the Issuer or Placement Agent designated by the latter, shall be considered sufficient. For this purpose, the Issuer must first identify for the depositary and custodian company the depositor’s code of the Placement Agent it designates and instruct the depositary and custodian company, by written or magnetic means or in an electronic instruction, to add to the position account of the Issuer itself or the Placement Agent all the securities in this issue. The delivery of the Debt Securities, performed in manner indicated above, or by later transfers, in accordance with the provisions in the next clause, implies for the holder, subscriber or purchaser full acceptance and ratification of all stipulations, regulations and conditions set forth in this agreement, its amendments and annexes, and the resolutions legally adopted at the Debt Securities Holders’ Meetings. Without prejudice to the foregoing, if, pursuant to Article eleven of Law eighteen thousand eight hundred seventy-six, one or more physical securities have been created, the physical debt security or sheet will be delivered. FOURTEEN: Ownership and Transfer of the Bond Securities. For all purposes of this agreement and the obligations stipulated herein, the owners of the Debt Securities shall be those persons whom the depositary and custodian company certifies as such by the position certificates issued pursuant to Article thirteen of Law number eighteen thousand eight hundred seventy-six, which make mention of their transfer, to be done in compliance with the regulations in the said law, its regulations and the provisions ordered by the said depositary and custodian company, pursuant to the stipulations in Clause Twelve of this Instrument. However, if

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one or more Debt Securities covered by this Issue Agreement have been physically issued, the owner will be the bearer, in which case the transfer will take place via the physical delivery of the Securities. FIFTEEN: Non-convertibility. The bonds issued by virtue of this issue agreement may not be convertible into shares and will only confer the right to interest and proper amortization in accordance with the rules set forth in this instrument. SIXTEEN: Loss, destruction and cancellation of securities or coupons. In case of loss, theft or robbery, destruction or cancellation of the bonds and/or coupons which have been physically created, this will not be responsibility or liability of the issuing company, but solely that of the bond or coupon holder. However, if a signed court order requires the issuing company to issue valid duplicates of the securities or coupons, this must be done, as long as the holder which obtained such an order in its favor creates a guarantee to the satisfaction of the issuing company to protect it from any future risk until the prescribed collection period for the bond has expired. SEVENTEEN: Bond Holders’ Meetings. a) The Bond Holders will hold a meeting as long as it is called by their Representative. The meeting must be called: One) When in its sole judgment, it is required for the Holders’ best interests. Two) Any time a meeting is requested in writing by holders holding at least twenty percent of the face value of the bonds in circulation. Three) When requested by the Issuer, and Four) When required by the Banking and Financial Institutions Superintendent, without prejudice to the latter’s authority to call one directly at any time. To determine the bonds in circulation, once the placement period for the bonds is up and within the next thirty days after that date, the Issuer must declare the number of bonds placed and put into circulation by a public document to be entered in the margin of this instrument within the same period. If such declaration

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does not take place, it may be done at any time by the Bond Holders’ Representative with the recitals it has at its disposal. b) The summons to the Bond Holders’ Meeting will be made by the Representative by means of three notices published on different days in the “Estrategia” newspaper, within twenty days prior to the day fixed for the meeting. The first notice may not be published any later than fifteen days in advance. c) The Meeting will be validly in session after the first notice if Bond Holders representing an absolute majority of all the bonds issued are present, and after the second notice with as many Bond Holders as are present, and in both cases, the resolutions will be passed by an absolute majority of votes cast by those present, one vote being given for each five thousand Development Units which each attendee has invested. The resolutions so passed will be binding on all Bond Holders; without prejudice to the special cases set forth by the Law. d) The proxies issued by the Bond Holders to be represented at the meeting must be drawn up as a public document or private instrument, and the signature of the proxy giver must be authorized by a Notary. Directors, employees or advisors of the issuing company may not be proxy holders. e) The meetings will be entitled to deliberate and vote on the election and/or renewal of the Representatives, revoking, removal or replacement of those designated or elected, authorization for acts required by Law and in general all matters of common interest to the Bond Holders. f) Only Bond Holders who are shown with a position of a book entry debt in relation to the bond on the closing date and reported to the Issuer by the respective depositary and custodian company, may attend the Bond Holders’ Meeting, pursuant to Article twelve of Law eighteen thousand eight hundred seventy-six, and which in turn accompany the Certificate referred to in Article thirty-two of the Regulations of the Law in question; however, if there physical Debt Securities exist, Bond Holders’ meetings may also be attended by

NOTARY PUBLIC

the legitimate owners of the Debt Securities entered in the Registry of Security Holders at least five business days prior to the day on which the meeting is to be held. In this latter case, the direct Bond Holders’ Registry will also take the place of the requirement to display custodian certificates for the said securities registered the same amount of time in advance. g) The deliberations and resolutions passed by the Meeting will be recorded in a special minute book kept by the Bond Holders’ Representative. The record, or private instrument, whichever applies, will be signed by three Bond Holders or by all those attending, if there are less than three, and the Bond Holders’ Representative must also sign. EIGHTEEN: The Bond Holders and their Representative. a) Election, Replacement and Removal. The Bond Holders’ Representative may be replaced at any time by the Bond Holders’ Meeting. After the election, renewal, dismissal, removal and/or replacement of the Representative, the person designated as the replacement must announce this fact within fifteen days of the occurrence, in a notice published on two different days in the “Estrategia” newspaper, or failing that in a newspaper which circulates all over Chile. b) Powers and Rights. In addition to the powers vested in the Representative as their agent and those vested in it by the Meeting, it shall have all powers vested in it by Law. c) Grounds for dismissal. The Bond Holders’ Representative shall step down for any of the following reasons: One: Resignation by the Representative. However, resignation must be given at the Bond Holders’ Meeting, which must immediately proceed to designate a replacement. At all events, the Bond Holders’ Representative may not resign until all the bonds in this issue have been placed or the placement period is up. Two: Circumstances when Representative cannot carry out its Duties:

[seal] NESTOR RIQUELME CONTRERAS
ALTERNATE NOTARY for
SANTIAGO NINETEENTH NOTARY OFFICE
CHILE

Three. Removal, dismissal and/or replacement of the Representative. Once the Representative has stepped down, for whatever reason, the replacement and/or election of the new representative will take place in compliance with the rules and procedures in letter a) in this clause. d) Duties and Impediments. The Bond Holders’ Representative must keep all internal information relating to the Issuer of which it becomes aware strictly confidential, pursuant to the provisions of Article one hundred eight in Law eighteen thousand forty-five. The Bond Holders’ Representative, pursuant to the provisions of Article one hundred fifteen of Law eighteen thousand forty-five, may not delegate its duties, without prejudice to which it is authorized to confer special powers on third parties for the purposes and with the powers expressly determined by it. e) Liability. The Bond Holders’ Representative will be liable for its actions pursuant to the Law and will be liable for any violation or breach of any requirements set by the Law, the Banking and Financial Institutions Superintendent’s Office or this agreement. NINETEEN: Presumption of Ownership. Transfer of Bonds. For all effects deriving from this bond issue agreement and the obligations assumed thereby, anyone certified as the legitimate holder of the securities by a Securities Depositary company approved by law, shall be presumed to be such, and the Securities Depositary Company will be understood to be acting as the representative of the Debt Securities Holders for the collection, and the Payor Bank must make the payments to anyone whom the said depositary company indicates in a list it must send on the payment date, in an electronic file or in writing, which will remain at the offices of the Payor Bank and available to the Issuer. For this purpose, the regulations and payment procedures set forth in the Internal Regulations at the depositary and custodian company must be followed.

PEDRO RICARDO REVECO HORMAZABAL	[signature]
NOTARY PUBLIC

However, in the event that one or more securities have been physically created, in accordance with the provisions of Article eleven of Law number eighteen thousand eight hundred seventy-six, the payment of the respective coupons will take place in exchange for delivery of the coupon in question. Payments will be made at the Head Office of the Payor Bank, which will be the Issuer itself, currently located in this city at 140 Calle Bandera, on banking business days, after 1 p.m. In the case of physically created securities, the transfer will take place in exchange for the physical delivery of the corresponding security and the coupons may not be transferred separately from the security to which they are attached. TWENTY: Bond Holders’ Meetings may only be attended by those holders registered for the meeting in question 5 business days before the meeting is to be held in the special registry opened by the issuer for this purpose. TWENTY-ONE: Persons authorized to sign the securities . The Bond securities will be signed by the Issuer’s representatives: Gonzalo Romero Astaburuaga, Fernando Massú Taré, Jaime Uribe Obrador and Juan Fernández Fernández, any two of the foregoing acting together; or if they are absent or prevented from acting, which does not have to be proven to third parties, they may be signed by two Class B authorized representatives of the same issuer; and by the Bond Holders’ Representative, Banco DE CHILE, represented by any one of the following: José Izquierdo Walker, National Identity Card number five million five hundred forty-three thousand five hundred dash six, Roberto Mebus L. de G., National Identity Card number three million two hundred fifty-four thousand nine hundred twenty-five dash K, Felipe Figueroa Candia, National Identity Card Number nine million nine hundred six thousand sixty dash three, Jorge Diaz P., National Identity Card Number seven million three hundred

[seal] NESTOR RIQUELME CONTRERAS
ALTERNATE NOTARY for
SANTIAGO NINETEENTH NOTARY OFFICE
CHILE

thirty-eight thousand ninety-four dash five, Victor Mouat C., National Identity Card Number six million nine hundred seventeen thousand seven hundred thirty-two dash eight, Daniel Wilson T., National Identity Card Number nine million one hundred twenty-four thousand one hundred eighteen dash eight, Guido Muñoz M., National Identity Card Number five million three hundred fifty thousand seven hundred forty-three dash three and Hernán Jorquera H., National Identity Card Number six million six hundred thirty-six thousand six hundred seventy-one dash five or by anyone the Representative designates for this purpose. TWENTY-TWO: Approval by the Issuer’s Board of Directors. The Resolution by the Board of BANCO SANTANDER-CHILE to issue book entry bearer subordinated bonds as referred to herein, was adopted at the Ordinary Board Meeting number two hundred sixty-six on January twenty-sixth, two thousand one, the minutes of which were registered as a public document on February fifteenth, two thousand one, issued at the Santiago Notary Office of Ms. María Isabel Ruiz-Esquide Enríquez, alternate for the Principal Notary Ms. Nancy de la Fuente Hernández. TWENTY-THREE : Authorization for Registrations. The bearer of an authorized copy of this instrument is authorized to apply, at his own cost, for all registrations, sub-registrations and annotations which may be necessary or which he deems relevant to carry out the corresponding Registrations and which relate to the assets in the separate holding. TWENTY-FOUR: Domicile. For all purposes of this agreement, the parties fix their domicile in the city and commune of Santiago. TWENTY-FIVE: Jurisdiction. Any doubt, question, or difficulty which arises based on or caused by this bond issue will be heard and settled by a legal arbitrator, designated by joint agreement between the parties, and if they cannot reach an agreement, by an Ordinary Court.

PEDRO RICARDO REVECO HORMAZABAL	[signature]
NOTARY PUBLIC

LEGAL CAPACITIES: The legal capacity of Mr. OSCAR CHRISMAR CARVAJAL, to act as the representative for BANCO SANTANDER-CHILE, is shown in the resolution passed at the above-mentioned Ordinary Board Meeting number two hundred sixty-six, on January twenty-sixth, two thousand one, the minutes of which were registered as a public document on February fifteenth, two thousand one, issued at the Santiago Notary Office of María Isabel Ruiz-Esquide Enríquez, alternate for the Principal Notary Ms. Nancy de la Fuente Hernández, which is not attached as it is known by the parties and the authorizing notary. The legal capacities of José Izquierdo Walker and Mr. Felipe Figueroa Candia to represent Banco DE CHILE, are shown in the public documents issued in the City of Santiago, at the Notary Office of Mr. René Benavente Cash on January twenty-seventh, nineteen eighty-nine and July twenty-ninth, nineteen ninety-seven respectively, which are not attached as they are known by the parties and the authorizing notary. In witness whereof and after reading this instrument, the parties appearing ratify it and sign it in the presence of the authorizing Notary. Entered in Notary Record Book Number three thousand eight hundred seven. I so certify.

[signature]

OSCAR VON CHRISMAR CARVAJAL

BANCO SANTANDER CHILE

[signature]	[signature]
JOSÉ IZQUIERDO WALKER	FELIPE FIGUEROA CANDIA
BANCO DE CHILE

[left margin] Claudia Alvarez Rojas
Attorney
Banco Santander [signature]
Edgardo Urbano Moreno

[signature]
[inked stamp] I sign and seal this copy which is a true copy of the original.			[seal]
	Santiago	March 19, 2001	Nestor Riquelme Contreras
	[seal] Pedro Ricardo Reveco Hormazabal		Alternate Notary
	Notary Public, 10th Notary Office Office 352 Santiago.		Chile [signature]
[illegible seal]

GONZALO DE LA CUADRA FABRES		[seal]
NOTARY NO. 38
SANTIAGO

NOTARY RECORD BOOK NO. 9,673-2003.-	=HMS=	O.T. No.111.449

AMENDMENT TO BOND ISSUE AGREEMENT

*******

BANCO SANTANDER-CHILE

and

BANCO DE CHILE

*

IN SANTIAGO, REPUBLIC OF CHILE, on May thirtieth, two thousand three, before me, GONZALO DE LA CUADRA FABRES, Attorney, Santiago Notary Public, Holder of the Thirty-Eighth Notary Office, domiciled in this City at number eighty-four Calle Bandera, office two hundred four, appeared: Oscar Von Chrismar Carvajal, Chilean, married, civil engineer, National I.D. Card Number six million nine hundred twenty-six thousand, five hundred eleven dash one, and Fernando Massú Taré, Chilean, married, commercial engineer, National I.D. Card Number six million seven hundred eighty-three thousand eight hundred twenty-six dash two, representing, as proven, Banco SANTANDER-CHILE, a banking stock corporation, Single Tax Roll number ninety-seven million thirty-six thousand dash K, in its capacity as the continuer or legal successor to the former Banco

[initial]

1

Santander-Chile, all domiciled at number one hundred forty Calle Bandera, Santiago, hereinafter referred to as "The Issuer"; Sergio Guitart Pieger, Chilean, married, industrial civil engineer, National I.D. Card Number six million four hundred fifty-two thousand four hundred fifteen dash one, and Felipe Figueroa Candia, Chilean, single, commercial engineer, National I.D. Card Number nine million nine hundred six thousand seventy dash three, both representing Banco DE CHILE, banking stock corporation, both domiciled at number two hundred fifty-one Calle Ahumada, Santiago, appearing in their capacity as the representative of the bondholders, hereinafter also referred to as "The Bondholders' Representative," all those appearing being of legal age, and proving their identity by the above-mentioned identity cards and declare: ONE: On March sixteenth, two thousand one, in a public document issued at the Notary Office of Pedro Ricardo Reveco Hormazabal, Notary Record Book Number three thousand eight hundred seven, a bond issue agreement was signed, hereinafter always referred to as the "Bond Issue Agreement" between the issuer and the Bondholders' Representative. This issue is registered at the Banking and Financial Institutions Superintendent's Office as number one/two thousand one, dated March twenty-seventh, two thousand one. TWO: The Issuer and the Bondholders' Representative declare that the bond placement has not yet taken place. THREE: By this instrument, the issuer and the Bondholders' Representative wish to replace Clause Four of the said public document by the following: "FOUR: Interest: The "Series K One" Bonds issued will earn interest at the rate of three point five percent annually due and payable, based on a year of three hundred sixty days, calculated on

2

GONZALO DE LA CUADRA FABRES NOTARY NO. 38 SANTIAGO	[seal]

the readjusted principal in accordance with the variation in the Development Unit, starting on the date of the bond issue until they are amortized. The "Series K Two" bonds issued will earn interest at the rate of four point zero percent annually, due and payable, based on a year of three hundred sixty days, calculated on the readjusted principal in accordance with the variation in the Unidad de Fomento [UF: a unit of accounting for inflation-protected bond issues in Chile], starting on the date of the bond issue until they are amortized. The "Series K Three" bonds issued will earn interest at the annual rate of five point zero percent, due and payable, based on a year of three hundred sixty days, calculated on the readjusted principal in accordance with the variation in the Unidad de Fomento, starting on the date of the bond issue until they are amortized. The interest will be earned from March first, two thousand one, for each series issued, and will be paid on the dates indicated in Clause Seven." FOUR: Likewise, it will be understood that when the public document referred to above makes mention of the interest, it is referring to the interest indicated in this new Clause Four. FIVE: In reference to the amendment of the interest clause referred to above, the interest payment schedules indicated in Clause Seven of the public document being amended by this instrument are being replaced. Therefore, the respective Schedules for the Series K One, Series K Two, and Series K Three bonds being issued are recorded at the end of my records as notary record book number five thousand sixty-three dash A of this same date. SIX: For all things not amended by this instrument, the provisions of the Bond Issue Agreement will remain in full effect. We attest that on July eighteenth, two thousand two, an Extraordinary General Shareholders' Meeting of Banco Santander-Chile was held, the minutes of which were recorded as a public document on

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July nineteenth, two thousand two, at the Santiago Notary Office of Nancy de la Fuente Hernández, in which the merger of Banco Santander-Chile with Banco Santiago was approved, by the incorporation of the former into the latter, which thereby acquires the former's assets and liabilities; and the early dissolution of Banco Santander-Chile was also approved, and the change of name of Banco Santiago to Banco Santander-Chile. This change was authorized by Resolution number seventy-nine by the Banking and Financial Institutions Superintendent's Office, issued on July twenty-sixth, two thousand two, published in the Official Diary on August first, two thousand two, and entered on page nineteen thousand nine hundred ninety-two, number sixteen thousand three hundred forty-six for the year two thousand two, in the Business Registry of the Property Registrar of Santiago. None of these instruments is being attached because they are known to the authorizing Notary. The legal status of the representatives of Banco Santander-Chile is shown in the public document dated July twenty-fourth and twenty-fifth, two thousand two, issued at the Santiago Notary Office of Nancy de la Fuente Hernández. The legal status of the representatives of Banco de Chile is shown in the public document dated July twenty-fourth and twenty-fifth, two thousand two, issued at the Santiago Notary Office of Nancy de la Fuente Hernández. These documents verifying their status are not attached because they are known by the parties and the authorizing Notary, who declares she has examined them, that they are sufficient, and attests to their authenticity. The person in charge of processing this document is MARTA ROJAS JORQUERA, and the master copy was drawn up by HUGO MALDONADO SEPULVEDA. In witness whereof and after reading the document, the persons appearing ratify it and sign. I GAVE THEM A COPY. This document is entered in the Public Instrument Record Book

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GONZALO DE LA CUADRA FABRES NOTARY NO. 38 SANTIAGO	[seal]

at this Notary Office as number nine thousand six hundred seventy-three – two thousand three. IN WITNESS WHEREOF. [initials]

[seal] BANCO SANTANDER
Oversight Office

Signature: [signature] FERNANDO MASSU TARE I.D. Card No. 6.926.511 –1 R.U.T. 97.036.000-K Signature: [signature] SERGIO GUITART PIEGER I.D. Card No. 6.452.415.1 R.U.T. 97.004.000-5	Signature: [signature] OSCAR VON CHRISMAR CARAVAJAL I.D. Card No. 6.783.826-2 R.U.T.: 97.036.000-K Signature: [signature] FELIPE FIGUEROA CANDIA I.D. Card No. 9.906.060-3 R.U.T.: 97.004.000-5

I CERTIFY THAT THIS PAGE IS PART OF THE PUBLIC DOCUMENT AMENDING THE BANCO SANTANDER-CHILE AND BANCO DE CHILE BOND ISSUE AGREEMENT, WHICH IS ENTERED IN THE PUBLIC INSTRUMENT RECORD BOOK AT THIS NOTARY OFFICE AS NUMBER NINE THOUSAND SIX HUNDRED SEVENTY-THREE - TWO THOUSAND.

[inked stamp at left] MRJ Notary Chile

5

- three thousand five hundred sixty-seven -		-003567-

GONZALO DE LA CUADRA FABRES NOTARY OFFICE No. 38 SANTIAGO		Notary Seal

INDEX No. 21.362-2004.-	= HMS =	O.T. No. 224.854.

AMENDMENT OF BOND ISSUE CONTRACT BANCO SANTANDER-CHILE - AND - BANCO DE CHILE *

IN SANTIAGO, REPUBLIC OF CHILE, on October twenty-second, two thousand four, before me, MARIO ANTONIO BASTIAS SEGURA, Attorney and Notary Public of Santiago, replacement for GONZALO DE LA CUADRA FABRES, Notary Public in charge of Notary Office Thirty-Eight, located in this city at number eighty-four Calle Bandera, office two hundred four, appear: Oscar Von Chrismar Carvajal, Chilean, married, civil engineer, National I.D. Card Number six million nine hundred twenty-six thousand five hundred eleven dash one, and Fernando Massú Taré, Chilean, married, commercial engineer, National I.D. Card Number six million seven hundred eighty-three thousand eight hundred twenty-six dash two, representing, as will be evidenced, BANCO SANTANDER- CHILE, a banking corporation, Taxpayer I.D. Number ninety seven million thirty-six thousand dash K, all domiciled at number one hundred forty Calle Bandera, Santiago, hereafter also called “the Issuer,” and Juan Alberdi Monforte, Chilean, married, civil engineer, National I.D. Card Number seven million ninety-five thousand two hundred forty-two dash four, and Felipe Figueroa Candia, Chilean, single, commercial engineer, National I.D. Card Number nine million nine hundred six thousand sixty dash three, both representing BANCO DE CHILE, a banking corporation, both domiciled at number two hundred fifty-one Calle Ahumada, Santiago, who

1

appear in their capacity as bondholders’ representative, hereafter also called the “Bondholders’ Representative.” The appearing parties are of legal age, furnish evidence of their identities with the aforementioned I.D. Cards, and state: ONE: On March sixteenth, two thousand one, a bond issue contract, hereafter also called the “Bond Issue Contract,” was formalized between the issuer and the Bondholders’ Representative by public document executed at the Notary Office of Pedro Ricardo Reveco Hormazabal, Index Number three thousand eight hundred seven. That contract was amended by public document dated May thirtieth, two thousand three, executed at the Notary Office of Gonzalo de la Cuadra Fabres, Index Number nine thousand six hundred seventy-three. The contract and its amendment are hereafter called the “Bond Issue Contract,” without distinction. The respective issue was registered at the Office of the Superintendent of Banks and Financial Institutions under number one/two thousand one on March twenty-seventh, two thousand one. TWO: The Issuer and the Bondholders’ Representative represent that, as of this date, the bonds in question have not been placed. THREE: The Issuer and the Bondholders’ Representative hereby come to amend the following clauses of the Bond Issue Contract: /One/ Letter (a) of Clause Three of the Bond Issue Contract is replaced by the following: “Bond Issue. Banco Santander – Chile will proceed to make a dematerialized issue of bearer bonds in the amount of fourteen million Unidades de Fomento, in two series called: Series K One, with the following characteristics: for a total amount of eight million Unidades de Fomento [UF: a unit of accounting for inflation-protected bond issues in Chile], a term of nine years, divided into four hundred bonds of five thousand Unidades de Fomento each, and six thousand bonds of two thousand Unidades de Fomento each; and Series K Two, with the following characteristics: for a total amount of six million Unidades de Fomento, a term of fourteen years, divided into three hundred bonds of five thousand Unidades de Fomento each, and four hundred

2

- three thousand five hundred sixty-eight -	-003568-

GONZALO DE LA CUADRA FABRES NOTARY OFFICE No. 38 SANTIAGO	Notary Seal

fifty bonds of ten thousand Unidades de Fomento each.” /Two/ Letter (b) of Clause Three of the Bond Issue Contract is replaced by the following: “Placement term. The issuer will have a term of seventy-two months to place the bonds, counted as of the date on which the respective bond issue is registered at the Office of the Superintendent of Banks and Financial Institutions. After that term has elapsed, the Issuer must void those bonds that have not been placed.” /Three/ Letter (e) of Clause Three of the Bond Issue Contract is replaced with the following: “Coupons. Each of the Series K One bonds will have sixteen coupons representing interest, and a final coupon representing capital plus interest. Each of the Series K Two bonds will have twenty-six coupons representing interest and a final coupon representing capital plus interest.” /Four/ Clause Four of the Bond Issue Contract is replaced with the following: “FOUR: Interest. The Series K One bonds will earn three point five percent annual interest at the end of each year, based on three hundred sixty days, calculated on the capital adjusted according to the variation in the Unidad de Fomento, counted from the bonds’ issue date up to their repayment. The Series K Two bonds will earn four point three percent annual interest at the end of each year, based on three hundred sixty days, calculated on the capital adjusted according to the variation in the Unidad de Fomento, counted from the bonds’ issue date until they are amortized. Interest will be earned from March first, two thousand one, for each of the series issued and will be paid on the dates indicated in Clause Seven.” /Five/ Clause Five of the Bond Issue Contract is replaced by the following: “FIVE: Amortization. The Series K One and

3

Series K Two bonds issued will be amortized in a single installment on the date indicated in Clause Seven. The adjustment will accrue as of March first, two thousand one. The coupons for amortization and/or interest not collected on the corresponding dates will not earn interest or adjustments.” /Six/ Clause Seven of the Bond Issue Contract is replaced by the following: “SEVEN. Payment schedule. The payment dates and the amounts of interest and capital amortization will be those indicated in the respective payment schedules for the Series K One and Series K Two bonds issued pursuant to this public document, which I add at the end of my records under Index Number eleven thousand four hundred forty-one dash two thousand four on this date.” /Seven/ All reference to Series K Three is eliminated from Clause Eight of the Bond Issue Contract. FOUR: Moreover, each time that foregoing public document makes mention of the interest, it will be understood that this refers to the interest indicated in the amendment agreed to in numeral four of the preceding clause. FIVE: In view of the modification of the interest and amortization and their payment dates mentioned above, the payment schedules indicated in Clause Seven of the public instrument hereby amended are replaced. Therefore, I add the respective Payment Schedules for the Series K One and Series K Two bonds issued to the end of my records under Index Number one thousand four hundred forty-one dash two thousand four on this date. SIX: In all matters not amended by this instrument, the provisions of the Bond Issue Contract will remain in full force and effect. Note is made of the fact that

4

- three thousand five hundred sixty-nine -	-003569-

GONZALO DE LA CUADRA FABRES NOTARY OFFICE No. 38 SANTIAGO	Notary Seal

on July eighteenth, two thousand two, an Extraordinary Shareholders’ Meeting of Banco Santander-Chile was held, the minutes of which were registered in a public document dated July nineteenth, two thousand two, at the Santiago Notary Office of Nancy de la Fuente. That meeting approved a merger between Banco Santander-Chile and Banco Santiago, with the former being taken over by the latter, which acquired its assets and liabilities. The meeting also approved the early dissolution of Banco Santander-Chile and the name change from Banco Santiago to Banco Santander-Chile. The change was authorized by Resolution Number seventy-nine of the Office of the Superintendent of Banks and Financial Institutions issued on July twenty-sixth, two thousand two, published in the Official Gazette on August first, two thousand two, and registered on page nineteen thousand nine hundred ninety-two, number sixteen thousand three hundred forty-six, two thousand two, in the Commerce Registry of the Santiago Registrar of Deeds. All these instruments are not inserted because they are known to the certifying Notary Public. The legal capacities of the representatives of Banco Santander-Chile are on record in the public documents dated July twenty-fourth and twenty-fifth, two thousand two, both executed at the Santiago Notary Office of Nancy de la Fuente Hernández. The legal capacities of the representatives of the Banco de Chile are on record in the public instruments dated October eleventh, nineteen eighty-nine, and September seventh, two thousand one, both executed at the Santiago Notary Office of René Benavente Cash. The individual in charge of processing this public document was MARTA ROJAS JORQUERA, and the master document was prepared by HUGO MALDONADO SEPULVEDA. This document having been read to the appearing parties, they ratify and sign it for the record. COPY ISSUED. This public document is recorded in

5

the Index Book of Public Instruments of this Notary Office under No. 21.362 -2004. IN WITNESS WHEREOF.

Signature: [signature]	Signature: [signature]

FERNANDO MASSU TARE	OSCAR VON CHRISMAR CARVAJAL
I.D. Card No.: 6.783.826-2	I.D. Card No.: 6.926.511-1
Taxpayer I.D.: 97.036.000-K	Taxpayer I.D.: 97.036.000-K

Signature: [signature]	Signature: [signature]

JUAN ALBERDI MONFORTE	FELIPE FIGUEROA CANDIA
I.D. Card No.: 7.095.242-4	I.D. Card No.: 9.906.060-3
Taxpayer I.D.: 97.004.000-5	Taxpayer I.D.: 97.004.000-5

C O N F O R M S   T O   O R I G I N A L

APRIL 7, 2005

To pay:
Fees: CLP 40,000

6

[Appearing throughout the document
various NOTARY PUBLIC stamps]

PEDRO RICARDO REVECO HORMAZABAL
NOTARY PUBLIC

INDEX No. 6666
M.S.I.
13.501.bancodechile.amendment

AMENDMENT OF BOND ISSUE CONTRACT	[notary seal]
BANCO SANTANDER-CHILE
AND
BANCO DE CHILE

[notary seal]	IN SANTIAGO, CHILE, on May third, two thousand five, before me, PEDRO RICARDO REVECO HORMAZABAL, Chilean, married Attorney and Notary Public in charge of Santiago Notary Office Nineteen, located at number three hundred forty-one Calle Bandera, office three hundred fifty-two, with National I.D. Card and Taxpayer I.D. number three million six hundred thirty-four thousand two hundred forty-seven dash one, APPEAR: OSCAR VON CHRISMAR CARVAJAL, Chilean, married, civil engineer, National I.D. Card Number six million nine hundred twenty-six thousand five hundred eleven dash one, and FERNANDO MASSÚ TARÉ, Chilean, married, commercial engineer, National I.D. Card number six million seven hundred eighty-three thousand eight hundred twenty-six dash two, both representing, as will be evidenced, BANCO SANTANDER-CHILE, a banking corporation, Taxpayer I.D. number nine hundred seven million thirty-six thousand dash K, all domiciled at number one hundred forty Calle Bandera, Santiago, hereafter also called “the Issuer;” and JUAN ALBERDI MONFORTE, Chilean, married, civil engineer, National I.D. Card number seven million ninety-five thousand two hundred forty-two dash four, and ALBERTO ESQUIVEL MUÑOZ, Chilean,

[notary
seal]

1

[Appearing throughout the document
various NOTARY PUBLIC stamps]

married, commercial engineer, National I.D. Card number six million three hundred seventy-four thousand five hundred ninety-seven dash nine, both representing BANCO DE CHILE, a banking corporation, both domiciled at number two hundred fifty-one Calle Ahumada, Santiago, who appear in their capacity as bondholders’ representative, hereafter also called the “Bondholders’ Representative.” The appearing parties are of legal age, furnish evidence of their identities with the aforementioned I.D. Cards, and state: ONE: On March sixteenth, two thousand one, a bond issue contract, hereafter also called the “Bond Issue Contract,” was formalized between the Issuer and the Bondholders’ Representative by public document executed at the Notary Office of Pedro Ricardo Reveco Hormazabal, Index Number three thousand eight hundred seven. That contract was amended on two occasions, the first by public document dated May thirtieth, two thousand three, executed at the Notary Office of Gonzalo de la Cuadra Fabres, Index Number nine thousand six hundred seventy-three; and the second by public document dated October twenty-second, two thousand four, executed at the Notary Office of Gonzalo de la Cuadra Fabres, Index Number twenty-one thousand three hundred sixty-two dash two thousand four. The contract and its amendment are hereafter called the “Bond Issue Contract,” without distinction. The respective issue was registered at the Office of the Superintendent of Banks and Financial Institutions under number one/two thousand one on March twenty-seventh, two thousand one. TWO: The Issuer and the Bondholders’ Representative represent that, as of this date, the bonds in question have not been placed. THREE: The Issuer and the Bondholders’ Representative hereby

2

[Appearing throughout the document
various NOTARY PUBLIC stamps]

PEDRO RICARDO REVECO HORMAZABAL
NOTARY PUBLIC

come to amend Clause Four of the Bond Issue Contract, replacing it with the following: “FOUR: Interest. The Series K One bonds will earn three point zero percent annual interest at the end of each year, based on three hundred sixty days, calculated on the capital adjusted according to the variation in the Unidad de Fomento [UF: unit of accounting for inflation-protected bonds in Chile], counted from the bonds’ issue date up to their repayment. The Series K Two bonds will earn three point seven percent annual interest at the end of each year, based on three hundred sixty days, calculated on the capital adjusted according to the variation in the Unidad de Fomento, counted from the bonds’ issue date until they are amortized. Interest will be earned from March first, two thousand one, for each of the series issued and will be paid on the dates indicated in Clause Seven.” FOUR: Moreover, each time that the public documents referenced in Clause One hereof make mention of the interest, it will be understood that this refers to the interest indicated in the amendment agreed to in the preceding clause. FIVE: In view of the modification of the interest and amortization and their payment dates mentioned above, the payment schedules indicated in Clause Seven of the public instrument hereby amended are replaced. Therefore, I add the respective Payment Schedules for the Series K One and Series K Two bonds issued to the end of my records under Index number six thousand six hundred sixty-six dated May third, two thousand five. SIX: In all matters not amended by this instrument, the provisions of the Bond Issue Contract and its indicated amendments will remain in full force and effect.	[notary seal]

[Appearing throughout the document
various NOTARY PUBLIC stamps]

3

[Appearing throughout the document
various NOTARY PUBLIC stamps]

Note is made of the fact that on July eighteenth, two thousand two, an Extraordinary Shareholders’ Meeting of Banco Santander-Chile was held, the minutes of which were registered in a public document dated July nineteenth, two thousand two at the Santiago Notary Office of Nancy de la Fuente. That meeting approved a merger between the Banco Santander-Chile and the Banco Santiago, with the former being taken over by the latter, which acquired its assets and liabilities. The meeting also approved the early dissolution of the Banco Santander-Chile and the name change from Banco Santiago to Banco Santander-Chile. The change was authorized by Resolution number seventy-nine of the Office of the Superintendent of Banks and Financial Institutions issued on July twenty-sixth, two thousand two, published in the Official Gazette on August first, two thousand two, and registered on page nineteen thousand nine hundred ninety-two, number sixteen thousand three hundred forty-six, two thousand two, in the Commerce Registry of the Santiago Registrar of Deeds. All these instruments are not inserted because they are known to the certifying Notary Public. The legal capacities of the representatives of the Banco Santander-Chile are on record in the public documents dated July twenty-fourth and twenty-fifth, two thousand two, both executed at the Santiago Notary Office of Nancy de la Fuente Hernández. The legal capacities of the representatives of the Banco de Chile are on record in the public instruments dated October eleventh, nineteen eighty-nine, and March sixteenth, two thousand five, both executed at the Santiago Notary Office of René Benavente Cash. The draft of this public document was drawn up by Attorney Fernando Azofeifa. This document having been read to the appearing parties, they ratify and sign it

4

[Appearing throughout the document
various NOTARY PUBLIC stamps]

      PEDRO RICARDO REVECO HORMAZABAL
      NOTARY PUBLIC

for the record. COPY ISSUED. This public document is recorded under Index Number

SIX THOUSAND SIX HUNDRED SIXTY-SIX. IN WITNESS WHEREOF.

[signatures]
Both representing BANCO DE CHILE

[signatures]
Both representing BANCO SANTANDER DE CHILE

[left margin:]
[stamp] FERNANDO AZOFEIFA CASTRO
Lawyer
BANCO SANTANDER SANTIAGO

[stamp] I SIGN AND SEAL THIS DOCUMENT,
WHICH IS A NOTARIZED COPY OF THE
ORIGINAL
SANTIAGO MAY 6 2005

[NOTARY PUBLIC
stamps appear on this
page and throughout the
document]

[Appearing throughout the document
various NOTARY PUBLIC stamps]

5

This side not used.

[stamp]
Pedro Ricardo Reveco Hormazabal
Notary Public - Notary Office 19
Bandera 341 - Office No. 352
Corte – Santiago

PAYMENT SCHEDULE - BANCO SANTANDER CHILE SERIES K2 BONDS

Certificate Amount:	UF 5,000
Interest Payments:	Biannual
Amortization:	At maturity (Bullet)
Interest Rate:	3.70%
Issue Date:	March 1, 2001
Term:	14 years

Coupon Number	Maturity Date	Interest	Amortization	Installment Value	Unpaid Capital
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28	September 1, 2001
 March 1, 2002
 September 1, 2002
 March 1, 2003
 September 1, 2003
 March 1, 2004
 September 1, 2004
 March 1, 2005
 September 1, 2005
 March 1, 2006
 September 1, 2006
 March 1, 2007
 September 1, 2007
 March 1, 2008
 September 1, 2008
 March 1, 2009
 September 1, 2009
 March 1, 2010
 September 1, 2010
 March 1, 2011
 September 1, 2011
 March 1, 2012
 September 1, 2012
 March 1, 2013
 September 1, 2013
 March 1, 2014
 September 1, 2014
March 1, 2015	92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
92.500000	0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
5,000.000000	92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
5,092.500000	5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
0.000000

[initials and NOTARY PUBLIC stamp]

This side not used.
Art. 404 C.O.T.

[stamp]
Pedro Ricardo Reveco Hormazabal
Notary Public - Notary Office 19
Bandera 341 - Office No. 352
Corte – Santiago

PAYMENT SCHEDULE – BANCO SANTANDER CHILE SERIES K1 BONDS

Certificate Amount:	UF 10,000
Interest Payments:	Biannual
Amortization:	At maturity (Bullet)
Interest Rate:	3.00%
Issue Date:	March 1, 2001
Term:	9 years

Coupon Number	Maturity Date	Interest	Amortization	Installment Value	Unpaid Capital
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18	September 1, 2001
 March 1, 2002
 September 1, 2002
 March 1, 2003
 September 1, 2003
 March 1, 2004
 September 1, 2004
 March 1, 2005
 September 1, 2005
 March 1, 2006
 September 1, 2006
 March 1, 2007
 September 1, 2007
 March 1, 2008
 September 1, 2008
 March 1, 2009
 September 1, 2009
March 1, 2010	150.000000 150.000000 150.000000 150.000000 150.000000 150.000000 150.000000 150.000000 150.000000 150.000000 150.000000 150.000000 150.000000 150.000000 150.000000 150.000000 150.000000 150.000000	0.000000 0.000000 0.000000 0.000000 0.000000 0.000000 0.000000 0.000000 0.000000 0.000000 0.000000 0.000000 0.000000 0.000000 0.000000 0.000000 0.000000 10,000.000000	150.000000 150.000000 150.000000 150.000000 150.000000 150.000000 150.000000 150.000000 150.000000 150.000000 150.000000 150.000000 150.000000 150.000000 150.000000 150.000000 150.000000 10,150.000000	10,000.000000
 10,000.000000
 10,000.000000
 10,000.000000
 10,000.000000
 10,000.000000
 10,000.000000
 10,000.000000
 10,000.000000
 10,000.000000
 10,000.000000
 10,000.000000
 10,000.000000
 10,000.000000
 10,000.000000
 10,000.000000
 10,000.000000
0.000000

[initials and NOTARY PUBLIC stamp]

This side not used.
Art. 404 C.O.T.

[stamp]
Pedro Ricardo Reveco Hormazabal
Notary Public - Notary Office 19
Bandera 341 - Office No. 352
Corte – Santiago

PAYMENT SCHEDULE – BANCO SANTANDER CHILE SERIES K2 BONDS

Certificate Amount:	UF 5,000
Interest Payments:	Biannual
Amortization:	At maturity (Bullet)
Interest Rate:	3.70%
Issue Date:	March 1, 2001
Term:	14 years

Coupon Number	Maturity Date	Interest	Amortization	Installment Value	Unpaid Capital
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28	September 1, 2001
 March 1, 2002
 September 1, 2002
 March 1, 2003
 September 1, 2003
 March 1, 2004
 September 1, 2004
 March 1, 2005
 September 1, 2005
 March 1, 2006
 September 1, 2006
 March 1, 2007
 September 1, 2007
 March 1, 2008
 September 1, 2008
 March 1, 2009
 September 1, 2009
 March 1, 2010
 September 1, 2010
 March 1, 2011
 September 1, 2011
 March 1, 2012
 September 1, 2012
 March 1, 2013
 September 1, 2013
 March 1, 2014
 September 1, 2014
March 1, 2015	92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
92.500000	0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
 0.000000
5,000.000000	92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
 92.500000
5,092.500000	5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
0.000000

[initials and NOTARY PUBLIC stamp]

This side not used.
Art. 404 C.O.T.

[stamp]
Pedro Ricardo Reveco Hormazabal
Notary Public - Notary Office 19
Bandera 341 - Office No. 352
Corte – Santiago

Payment Schedules

PAYMENT SCHEDULE – BANCO SANTANDER CHILE SERIES K1 BONDS

Certificate Amount:	UF 5,000
Interest Payments:	Biannual
Amortization:	At maturity (Bullet)
Interest Rate:	3.00%
Issue Date:	March 1, 2001
Term:	9 years

Coupon Number	Maturity Date	Interest	Amortization	Installment Value	Unpaid Capital
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18	September 1, 2001
 March 1, 2002
 September 1, 2002
 March 1, 2003
 September 1, 2003
 March 1, 2004
 September 1, 2004
 March 1, 2005
 September 1, 2005
 March 1, 2006
 September 1, 2006
 March 1, 2007
 September 1, 2007
 March 1, 2008
 September 1, 2008
 March 1, 2009
 September 1, 2009
March 1, 2010	75.000000 75.000000 75.000000 75.000000 75.000000 75.000000 75.000000 75.000000 75.000000 75.000000 75.000000 75.000000 75.000000 75.000000 75.000000 75.000000 75.000000 75.000000	0.000000 0.000000 0.000000 0.000000 0.000000 0.000000 0.000000 0.000000 0.000000 0.000000 0.000000 0.000000 0.000000 0.000000 0.000000 0.000000 0.000000 5,000.000000	75.000000 75.000000 75.000000 75.000000 75.000000 75.000000 75.000000 75.000000 75.000000 75.000000 75.000000 75.000000 75.000000 75.000000 75.000000 75.000000 75.000000 5,075.000000	5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
 5,000.000000
0.000000

[initials and NOTARY PUBLIC stamp]

This side not used.
Art. 404 C.O.T.

[stamp]
Pedro Ricardo Reveco Hormazabal
Notary Public - Notary Office 19
Bandera 341 - Office No. 352
Corte – Santiago

[Appearing throughout the document
various NOTARY PUBLIC stamps]

Index No. 158.818/2005
O.T. No. 56.287

AMENDMENT OF BOND ISSUE CONTRACT

BANCO SANTANDER-CHILE

     AND

BANCO DE CHILE

IN SANTIAGO, CHILE, on September twentieth, two thousand five, before me, COSME FERNANDO GOMILA GATICA, Attorney and Notary Public in charge of Santiago Notary Office Four, located at number three hundred forty-one Paseo Ahumada, fourth floor, Santiago, appear: OSCAR VON CHRISMAR CARVAJAL, Chilean, married, civil engineer, National I.D. Card Number six million nine hundred twenty-six thousand five hundred eleven dash one, and FERNANDO MASSÚ TARÉ, Chilean, married, commercial engineer, National I.D. Card Number six million seven hundred eighty-three thousand eight hundred twenty-six dash two, both representing, as will be evidenced, BANCO SANTANDER- CHILE, a banking corporation, Taxpayer I.D. Number nine hundred seven million thirty-six thousand dash K, all domiciled at number one hundred forty Calle Bandera, Santiago, hereafter also called “the Issuer;” and JUAN ALBERDI MONFORTE, Chilean, married, civil engineer, National I.D. Card Number seven million ninety-five thousand two hundred forty-two dash four, and ALBERTO ESQUIVEL MUÑOZ, Chilean, married,

1

[Appearing throughout the document
various NOTARY PUBLIC stamps]

commercial engineer, National I.D. Card Number six million three hundred seventy-four thousand five hundred ninety-seven dash nine, both representing BANCO DE CHILE, a banking corporation, both domiciled at number two hundred fifty one Calle Ahumada, Santiago, who appear in their capacity as bondholders’ representative, hereafter also called the “Bondholders’ Representative.” The appearing parties are of legal age, furnish evidence of their identities with the aforementioned I.D. Cards, and state: ONE: On March sixteenth, two thousand one, a bond issue contract, hereafter also called the “Bond Issue Contract,” was formalized between the issuer and the Bondholders’ Representative by public document executed at the Notary Office of Pedro Ricardo Reveco Hormazabal, Index Number three thousand eight hundred seven zero one. That contract was amended on three occasions, the first by public document dated May thirtieth, two thousand three, executed at the Notary Office of Gonzalo de la Cuadra Fabres, Index Number nine thousand six hundred seventy-three; the second by public document dated October twenty-second, two thousand four, executed at the Notary Office of Gonzalo de la Cuadra Fabres, Index Number twenty-one thousand three hundred sixty-two dash two thousand four; and the third by public document dated May third, two thousand five, executed at the Notary Office of Pedro Ricardo Reveco Hormazabal, Index Number six thousand six hundred sixty-six – two thousand five. The contract and its amendments are hereafter called the “Bond Issue Contract,” without distinction. The respective issue was registered at the Office of the Superintendent of Banks and Financial Institutions under number one/two

2

[Appearing throughout the document
various NOTARY PUBLIC stamps]

thousand one on March twenty-seventh, two thousand one. TWO: The Issuer and the Bondholders’ Representative represent that, as of this date, the bonds in question have not been placed. THREE: The Issuer and the Bondholders’ Representative hereby come to amend Clause Four of the Bond Issue Contract, replacing it with the following: “FOUR: Interest. The Series K One bonds will earn two point sixty percent annual interest at the end of each year, based on three hundred sixty days, calculated on the capital adjusted according to the variation in the Unidad de Fomento [UF: a unit of accounting for inflation-protected bond issues in Chile], counted from the bonds’ issue date up to their repayment. The Series K Two bonds will earn three point seven percent annual interest at the end of each year, based on three hundred sixty days, calculated on the capital adjusted according to the variation in the Unidad de Fomento, counted from the bonds’ issue date until they are amortized. Interest will be earned from March first, two thousand one, for each of the series issued and will be paid on the dates indicated in Clause Seven.” FOUR: Moreover, each time that the public documents referenced in Clause One hereof make mention of the interest, it will be understood that this refers to the interest indicated in the amendment agreed to in the preceding clause. FIVE: In view of the modification of the interest and amortization and their payment dates mentioned above, the payment schedules indicated in Clause Seven of the public instrument hereby amended are replaced. Therefore, I add the respective Payment Schedules for the Series K One bonds issued to the end of my records under Index Number fifteen thousand eight hundred eighteen, dated September twentieth, two thousand five. SIX: In all matters

3

[Appearing throughout the document
various NOTARY PUBLIC stamps]

not amended by this instrument, the provisions of the Bond Issue Contract and its indicated amendments will remain in full force and effect. Note is made of the fact that on July eighteenth, two thousand two, an Extraordinary Shareholders’ Meeting of Banco Santander-Chile was held, the minutes of which were registered in a public document dated July nineteenth, two thousand two, at the Santiago Notary Office of Nancy de la Fuente. That meeting approved a merger between the Banco Santander-Chile and the Banco Santiago, with the former being taken over by the latter, which acquired its assets and liabilities. The meeting also approved the early dissolution of the Banco Santander-Chile and the name change from Banco Santiago to Banco Santander-Chile. The change was authorized by Resolution Number seventy-nine of the Office of the Superintendent of Banks and Financial Institutions issued on July twenty-sixth, two thousand two, published in the Official Gazette on August first, two thousand two, and registered on page nineteen thousand nine hundred ninety-two, number sixteen thousand three hundred forty-six, two thousand two, in the Commerce Registry of the Santiago Registrar of Deeds. All these instruments are not inserted because they are known to the certifying Notary Public. The legal capacities of the representatives of the Banco Santander-Chile are on record in the public documents dated July twenty-fourth and twenty-fifth, two thousand two, both executed at the Santiago Notary Office of Nancy de la Fuente Hernández. The legal capacities of the representatives of the Banco de Chile are on record in the public instruments dated October eleventh, nineteen eighty-nine and September seventh, two thousand one, both executed at the Santiago Notary Office of René Benavente Cash. These legal capacities are not inserted because they are known by the parties and the certifying Notary Public. This

4

[Appearing throughout the document
various NOTARY PUBLIC stamps]

document having been read to the appearing parties, they ratify and sign it for the record. Copy issued. In witness whereof.

[signature]
OSCAR VON CHRISMAR CARVAJAL
for BANCO SANTANDER-CHILE
National I.D. Card No. 6.296.511-1

[signature]
FERNANDO MASSÚ TARÉ
for BANCO SANTANDER-CHILE
National I.D. Card No. 6.783.826-2

[signature]
JUAN ALBERDI MONFORTE
for BANCO DE CHILE
National I.D. Card No. 7.095.242-4

5

[Appearing throughout the document
various NOTARY PUBLIC stamps]

[signature]
ALBERTO ESQUIVEL MUÑOZ
for BANCO DE CHILE
NATIONAL I.D. CARD No. 6.374.597-9

Index: 1518/2005
Registry CBC	[stamp]
Input by: FCB	I SIGN AND SEAL THIS DOCUMENT,
No. of Signatures: 4	WHICH IS A NOTARIZED COPY OF THE

No. of Copies 3	ORIGINAL EXECUTED IN 5 COPIES
Fees: _____

Santiago SEPT 27 2005

COSME FERNANDO GOMILA GATICA
NOTARY PUBLIC in charge of
Notary Office 4 of Santiago

CERTIFIED COPIES 3
SIMPLE COPIES ____
DATE 9/20/2005

6

[Appearing throughout the document
various NOTARY PUBLIC stamps]

PAYMENT SCHEDULE – BANCO SANTANDER CHILE SERIES K1 BONDS

Certificate Amount:	UF 5,000
Interest Payments:	Biannual
Amortization:	At maturity (Bullet)
Interest Rate:	2.60%
Issue Date:	March 1, 2001
Term:	9 years

Coupon Number	Maturity Date	Interest	Amortization	Installment Value	Unpaid Capital

1	September 1, 2001	65.000000	0.000000	65.000000	5,000.000000
2	March 1, 2002	65.000000	0.000000	65.000000	5,000.000000
3	September 1, 2002	65.000000	0.000000	65.000000	5,000.000000
4	March 1, 2003	65.000000	0.000000	65.000000	5,000.000000
5	September 1, 2003	65.000000	0.000000	65.000000	5,000.000000
6	March 1, 2004	65.000000	0.000000	65.000000	5,000.000000
7	September 1, 2004	65.000000	0.000000	65.000000	5,000.000000
8	March 1, 2005	65.000000	0.000000	65.000000	5,000.000000
9	September 1, 2005	65.000000	0.000000	65.000000	5,000.000000
10	March 1, 2006	65.000000	0.000000	65.000000	5,000.000000
11	September 1, 2006	65.000000	0.000000	65.000000	5,000.000000
12	March 1, 2007	65.000000	0.000000	65.000000	5,000.000000
13	September 1, 2007	65.000000	0.000000	65.000000	5,000.000000
14	March 1, 2008	65.000000	0.000000	65.000000	5,000.000000
15	September 1, 2008	65.000000	0.000000	65.000000	5,000.000000
16	March 1, 2009	65.000000	0.000000	65.000000	5,000.000000
17	September 1, 2009	65.000000	0.000000	65.000000	5,000.000000
18	March 1, 2010	65.000000	5,000.000000	5,065.000000	0.000000

[Appearing throughout the document
various NOTARY PUBLIC stamps]

PAYMENT SCHEDULE – BANCO SANTANDER CHILE SERIES K1 BONDS

Certificate Amount:	UF 10,000
Interest Payments:	Biannual
Amortization:	At maturity (Bullet)
Interest Rate:	2.60%
Issue Date:	March 1, 2001
Term:	9 years

Coupon Number	Maturity Date	Interest	Amortization	Installment Value	Unpaid Capital

1	September 1, 2001	130.000000	0.000000	130.000000	10,000.000000
2	March 1, 2002	130.000000	0.000000	130.000000	10,000.000000
3	September 1, 2002	130.000000	0.000000	130.000000	10,000.000000
4	March 1, 2003	130.000000	0.000000	130.000000	10,000.000000
5	September 1, 2003	130.000000	0.000000	130.000000	10,000.000000
6	March 1, 2004	130.000000	0.000000	130.000000	10,000.000000
7	September 1, 2004	130.000000	0.000000	130.000000	10,000.000000
8	March 1, 2005	130.000000	0.000000	130.000000	10,000.000000
9	September 1, 2005	130.000000	0.000000	130.000000	10,000.000000
10	March 1, 2006	130.000000	0.000000	130.000000	10,000.000000
11	September 1, 2006	130.000000	0.000000	130.000000	10,000.000000
12	March 1, 2007	130.000000	0.000000	130.000000	10,000.000000
13	September 1, 2007	130.000000	0.000000	130.000000	10,000.000000
14	March 1, 2008	130.000000	0.000000	130.000000	10,000.000000
15	September 1, 2008	130.000000	0.000000	130.000000	10,000.000000
16	March 1, 2009	130.000000	0.000000	130.000000	10,000.000000
17	September 1, 2009	130.000000	0.000000	130.000000	10,000.000000
18	March 1, 2010	130.000000	10,000.000000	10,130.000000	0.000000

[stamp]

Added this day to the end of the
public instrument registries kept by
my office under No. 15818
Santiago 9 / 20 / 05

[Appearing throughout the document
various NOTARY PUBLIC stamps]

[stamp]
I SIGN AND SEAL THIS DOCUMENT,
WHICH IS A NOTARIZED COPY OF THE

ORIGINAL EXECUTED IN 5 COPIES

Santiago SEPT 27 2005

COSME FERNANDO GOMILA GATICA
NOTARY PUBLIC in charge of
Notary Office 4 of Santiago